Exhibit 99.1

NUBURU, Inc. CEO Brian Knaley Outlines Strategic Vision and Growth Milestones in Shareholder Letter

CENTENNIAL, Colo., June 13, 2024 -- NUBURU, Inc. (“NUBURU” or the “Company”) (NYSE American: BURU), a leading innovator in high-power and high-brightness industrial blue laser technology, today announced a shareholder letter from its CEO, Brian Knaley.

Dear NUBURU Shareholders, Partners, and Family:

For the last several months, NUBURU has been realigning and refocusing our business and operations and we are beginning to see the positive results of these intense efforts. We are seeing increased orders (which typically require a sales and qualification process that can take 12 months or longer), we have received prestigious recognitions, we have realigned our workforce, we have reduced our outstanding debt by 25%, and we continue to pursue a variety of transactions to further reduce our debt, and we have established new, ongoing funding relationships that are critical to an emerging growth company like Nuburu.

Maintaining NYSE Listing

As part of our overall recalibration, consistent with the authorization previously provided by shareholders, we will be implementing a 1-for- 40 reverse stock split of our outstanding stock effective June 24, 2024 and expect that our stock would begin trading on June 25, 2024 on a split-adjusted basis under a new CUSIP number, 67021W301.

We believe this will benefit shareholders by reducing the number of outstanding shares and increasing the share price, making the stock more appealing to institutional investors and analysts who tend to avoid stocks with low prices. Additionally, it will help the Company continue to satisfy the minimum price requirements for listing on the NYSE and make it easier for institutional investors to compare NUBURU's stock price with its peers. The reverse stock split does not affect the Company's fundamental value or the proportional ownership of shareholders. Your stake in the Company remains unchanged.

Capital Structure

In addition to our capital-raising efforts, we have entered into agreements, and are pursuing additional agreements, to extinguish some of our outstanding debt, including the conversion and settlement of outstanding convertible promissory notes in exchange for shares of common stock. Currently, we are limited by NYSE rules that prohibit an issuance of common stock in a transaction if it would result in the issuance of shares equal to 20% or more of our outstanding shares. We intend to settle additional amounts of debt once we have obtained shareholder approval to issue shares in excess of 20% of our outstanding common stock for such purpose. Additional information regarding our settlement of debt is available in a Current Report on Form 8-K filed with the SEC on June 13, 2024.

NUBURU Blue Laser Systems

Looking forward, I am excited and optimistic about the future of our Company. We are strengthening our relationships with our key financing partners, employees, customers, and vendors in order to advance the

Company's business plan and increase shareholder value. We will focus on maintaining the NYSE's continued listing standards and propelling NUBURU toward sustainable operational success. NUBURU is poised for growth with our cutting-edge blue laser technology, the validation of which is evident in our current corporate contracts with end-users and distributors and government contracts with entities like NASA and the U.S. Air Force.

NUBURU ships blue laser systems for welding applications, including batteries, large-screen displays, and cell phone components. We hold over 220 patents and pending patents globally, covering blue laser applications, technologies, and 3D printing. Notably, in 2022 and early 2023, we began producing and shipping our AO-650 laser. In January 2023, we launched the NUBURU BLTM series with the BL-250, followed by the BL-1Kw in June 2023, and recently expanded the BL product line to include the BL-300 and BL-1000-F.

Our current focus is on manufacturing and shipping the BL series, specifically the BL250 model, given the acceptance of wire stripping, medical device, and personal electronic application interest. We are also evaluating ways to deliver more power with better beam quality and plan to prioritize this in the second half of 2024. We are poised to enhance shareholder value through the strategic monetization of our innovative IP and the pursuit of additional opportunities that expedite our business development.

With our high-power, high-brightness blue laser technology, NUBURU is driving significant improvements in welding and 3D printing applications by enhancing productivity and cost efficiency for manufacturers in the e-mobility, consumer electronics, aerospace, defense, and 3D printing markets, with the potential to expand into new areas not yet serviced by existing laser technologies.

Our technology is not just about innovation; it is about responsibility. We've developed and patented a pivotal advancement in manufacturing technology that has the potential to transform the industry. NUBURU's cutting-edge technology reduces carbon emissions, promoting sustainability through reduced energy consumption and lower carbon output by more efficiently coupling heat into the processed material.

Blue laser light, which metals such as gold, copper, silver, and aluminum absorb more effectively than infrared light, substantially improves product quality, production yield, and manufacturing speed. These advantages enhance overall productivity and product lifespan, offering significant benefits whether upgrading existing processes or enabling new manufacturing approaches with our laser systems. We aim to reduce waste, limit costs, and improve manufacturing processes by incorporating Six Sigma Lean methodologies and ISO quality standards. These tools help create a quality-driven environment, reducing downtime and defects and deliver a lower cost of ownership to our customers.

Sales and Marketing

To expand our marketing efforts and achieve broader adoption of our technology, we employ our own sales force and have trained and will continue to develop third-party distributors for sales and customer support in key territories, including the Americas, Asia, and Europe. Our sales have historically resulted from long-term discussions with customers, typically taking 18-24 months from first contact to purchase order. We anticipate needing more engineers and production personnel as we scale our manufacturing. We will continue investing in research and development to improve and develop new products to maintain our leadership in the blue laser industry and open new markets while developing new growth opportunities.

The unwavering support from our longstanding and new shareholders, who have demonstrated remarkable resilience during challenging times, is particularly heartening. NUBURU remains committed to its strategic review processes and is open to exploring further opportunities that enhance its capabilities and market position. With this solid foundation, NUBURU's future is bright, driven by a clear vision for innovation and shareholder enrichment. We at NUBURU are grateful to our customers for their business and trust, each other for our hard work, and our shareholders for their support and encouragement.

About NUBURU

Founded in 2015, NUBURU, Inc. (NYSE American: BURU) is a developer and manufacturer of industrial blue lasers that leverage fundamental physics and their high-brightness, high-power design to produce faster, higher quality welds and parts than current lasers can provide in laser welding and additive manufacturing of copper, gold, aluminum, and other industrially essential metals. NUBURU's industrial blue lasers produce minimal to defect-free welds up to eight times faster than the traditional approaches — all with the flexibility inherent to laser processing. For more information, please visit www.NUBURU.net.

Forward-Looking Statements

This press release contains certain "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including relating to its partnership with GE Additive. All statements other than statements of historical fact contained in this press release may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including "may," "should," "expect," "intend," "will," "estimate," "anticipate," "believe," "predict," "plan," "seek," "targets," "projects," "could," "would," "continue," "forecast" or the negatives of these terms or variations of them or similar expressions. Forward-looking statements in this press release include, among other things: anticipated benefits associated with laser-based additive manufacturing. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by NUBURU and its management, are inherently uncertain and many factors may cause the Company's actual results to differ materially from current expectations which include, but are not limited to: (1) the ability to continue to meet the security exchange's listing standards; (2) failure to achieve expectations regarding its product development and pipeline; (3) the inability to access sufficient capital to operate as anticipated, whether from Lincoln Park Capital Fund, LLC or other sources; (4) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (5) changes in applicable laws or regulations; (6) the possibility that NUBURU may be adversely affected by other economic, business and/or competitive factors; (7) volatility in the financial system and markets caused by geopolitical and economic factors; (8) failing to realize benefits from the partnership with GE Additive; and (9) other risks and uncertainties set forth in the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in NUBURU's most recent periodic report on Form 10-K or Form 10-Q and other documents filed with the Securities and Exchange

Commission from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. NUBURU does not give any assurance that it will achieve its expected results. NUBURU assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

Contacts

Investor Relations: David Kugelman Atlanta Capital Partners

(866) 692-6847 Toll Free - U.S. & Canada

(404) 281-8556 Mobile and WhatsAppdk@atlcp.com